Rule 497(e)
1933 Act Reg. No. 033-98726
1940 Act File No. 811-09120

STATEMENT OF ADDITIONAL INFORMATION	January 31, 2005
PRUDENT BEAR FUND
PRUDENT GLOBAL INCOME FUND

PRUDENT BEAR FUNDS, INC.

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Prudent Bear Funds, Inc. for the No Load Shares of the Prudent Bear Fund and the Prudent Global Income Fund and the Prospectus for the Class C Shares of the Prudent Bear Fund, both of which are dated January 31, 2005. Requests for copies of the Prospectuses should be made by writing to Prudent Bear Funds, Inc., c/o US Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53201 or by calling 800-711-1848.

        The following financial statements are incorporated by reference from the Annual Report, dated September 30, 2004 of Prudent Bear Funds, Inc. (File No. 811-09120) as filed with the Securities and Exchange Commission on Form N-CSR on December 8, 2004:

(Prudent Bear Fund only)

•	Report of Independent Registered Public Accounting Firm
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statement of Changes in Net Assets
•	Financial Highlights
•	Schedule of Investments
•	Schedule of Securities Sold Short
•	Notes to the Financial Statements

(Prudent Global Income Fund only)

•	Report of Independent Registered Public Accounting Firm
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statement of Changes in Net Assets
•	Financial Highlights
•	Schedule of Investments
•	Notes to Financial Statements

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-711-1848.

Prudent Bear Funds, Inc.

        No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and Prospectus dated January 31, 2005 and, if given or made, such information or representations may not be relied upon as having been authorized by Prudent Bear Funds, Inc.

        This Statement of Additional Information does not constitute an offer to sell securities.

(i)

FUND HISTORY AND CLASSIFICATION

        Prudent Bear Funds, Inc., a Maryland corporation incorporated on October 25, 1995 (the “Corporation”), is an open-end management investment company consisting of two diversified portfolios, the Prudent Bear Fund and the Prudent Bear Large Cap Fund, and a non-diversified portfolio, the Prudent Global Income Fund (each individually a “Fund” and collectively the “Funds”). This Statement of Additional Information provides information about the Prudent Bear Fund and the Prudent Global Income Fund. The Corporation is registered under the Investment Company Act of 1940 (the “Act”).

INVESTMENT RESTRICTIONS

        The Funds have adopted the following investment restrictions which are matters of fundamental policy. Each Fund’s investment restrictions cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund’s shares present or represented at a shareholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

1. Neither Fund will purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund’s total assets to be invested in securities of such issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of the Prudent Bear Fund’s total assets and 50% of the Prudent Global Income Fund’s total assets may be invested without regard to these limitations.

2. Each Fund may sell securities short to the extent permitted by the Act.

3. Neither Fund will purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that each Fund may (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

4. Each Fund may borrow money or issue senior securities to the extent permitted by the Act.

5. Each Fund may pledge or hypothecate its assets to secure its borrowings.

6. Neither Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities).

7. Neither Fund will make loans, including loans of securities, except each Fund may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and each Fund may enter into repurchase agreements.

8. Neither Fund will invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry.

9. Neither Fund will make investments for the purpose of exercising control or management of any company.

10. Neither Fund will purchase or sell real estate or real estate mortgage loans or make any investments in real estate limited partnerships.

11. Neither Fund will purchase or sell commodities or commodity contracts except (a) the Prudent Global Income Fund may purchase or sell gold and other precious metals and; (b) each of the Funds may enter into futures contracts and options on futures contracts.

12. The Prudent Bear Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases. This investment restriction shall not prohibit the Prudent Bear Fund from purchasing securities of “C” corporations or of companies that invest in “C” corporations.

        The Funds have adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without shareholder approval. These additional restrictions are as follows:

1. Neither Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund’s investment adviser.

2. Neither Fund will invest more than 5% of such Fund’s total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

3. Neither Fund will purchase illiquid securities if, as a result of such purchase, more than 15% of the value of its net assets would be invested in such securities.

4. Each Fund’s investments in warrants will be limited to 5% of such Fund’s net assets.

5. Neither Fund will purchase the securities of other investment companies except as permitted by the Act.

        The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred. Any changes in a Fund’s investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

INVESTMENT CONSIDERATIONS

        The Funds’ prospectus describes their principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Illiquid Securities

        Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However certain restricted securities that may be resold pursuant to Regulation S or Rule 144A under the Securities Act may be considered liquid. Regulation S permits the sale abroad of securities that are not registered for sale in the United States. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices. The Board of Directors of the Corporation has delegated to David W. Tice & Associates, LLC (the “Adviser”) the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

        Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.

Registered Investment Companies

        Each Fund may invest up to 25% of its net assets in shares of registered investment companies. However, under normal market conditions, a Fund will not invest more than 5% of its net assets in such shares. Each Fund will not purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund) if (a) a Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company. If a Fund purchases more than 1% of any class of security of a registered open-end investment company and has invested more than 25% of its net assets in shares of registered investment companies, such investment will be considered an illiquid investment.

Borrowing

        Each Fund may borrow money for investment purposes. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of a Fund, when it leverages its investments, will increase more when the Fund’s portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

        In addition to borrowing for investment purposes, each Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. For example a Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. Such borrowings will be promptly repaid and are not subject to the foregoing 300% asset coverage requirement.

Portfolio Turnover

        Each Fund will generally purchase and sell securities and effect transactions in futures contracts without regard to the length of time the security has been held or the futures contract open and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. Each Fund may sell a given security or close a futures contract, no matter for how long or short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Adviser believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the Fund’s investment objective, the rate of portfolio turnover is irrelevant when the Adviser believes a change is in order to achieve those objectives, and the Fund’s annual portfolio turnover rate may vary from year to year. Pursuant to Securities and Exchange Commission requirements, the portfolio turnover rate of each Fund is calculated without regard to securities, including options and futures contracts, having a maturity of less than one year. Each Fund may hold a significant portion of its assets in assets which are excluded for purposes of calculating portfolio turnover.

        High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

Short Sales

        Each Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

        Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

Futures Contracts and Options Thereon

        The Prudent Bear Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. The Prudent Global Income Fund may purchase and write (sell) Debt Futures. Debt Futures are futures contracts on debt securities. The Prudent Bear Fund and the Prudent Global Income Fund may purchase and write (sell) futures contracts on gold (“Gold Futures”). A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index or of the debt security with respect to a Debt Future or of gold with respect to a Gold Future is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

        The Prudent Bear Fund may purchase put and call options and write put and call options on stock index futures contracts and the Prudent Global Income Fund may purchase put and call options and write put and call options on Debt Futures. The Prudent Bear Fund and the Prudent Global Income Fund may purchase put and call options and write put and call options on Gold Futures. When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a put option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option, the right to sell to the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

        Some futures and options strategies tend to hedge a Fund’s equity, debt or gold positions against price fluctuations, while other strategies tend to increase market exposure. Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index, Debt Future or gold. The extent of a Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

        Each Fund and the Prudent Bear Large Cap Fund have claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Corporation is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

        When a Fund purchases or sells a futures contract, the Fund “covers” its position. To cover its position, the Fund maintains (and marks-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to its obligations on the futures contract or otherwise cover its position. If a Fund continues to engage in the described securities trading practices and properly maintains assets, such assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such maintained assets will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

        Each Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

        Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

        Although the Funds intend to purchase and sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Index Options Transactions

        The Prudent Bear Fund may purchase put and call options and write put and call options on stock indexes. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

        Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Fund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

        Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

        Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to its obligations under the option positions that are not otherwise covered.

        The Adviser may utilize index options as a technique to leverage the portfolio of the Prudent Bear Fund. If the Adviser is correct in its assessment of the future direction of stock prices, the share price of the Fund will be enhanced. If the Adviser has the Fund take a position in options and stock prices move in a direction contrary to the Adviser’s forecast however, the Fund would incur losses greater than the Fund would have incurred without the options position.

Options on Securities

        Each Fund may buy put and call options and write (sell) put and call options on securities. By writing a call option and receiving a premium, the Fund may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By writing a put option and receiving a premium, the Fund may become obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the Funds will be traded on recognized securities exchanges.

        When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The principal reason for the Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

        When writing put options on securities, a Fund may cover its position by owning a put option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and maintaining cash or liquid securities equal in value between the two exercise prices. In addition a Fund may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

        When a Fund wishes to terminate the Fund’s obligation with respect to an option it has written, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When a Fund is the holder of an option, it may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

        A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call option or put option is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call option or put option. The Fund also will realize a gain if a call option or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

        A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put option. If a put or a call option which the Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

        Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Funds. In such event, a Fund would be unable to realize its profits or limit its losses until the Fund would exercise options it holds and the Fund would remain obligated until options it wrote were exercised or expired.

        Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

Combined Option Positions

        Each Fund may purchase and write options (subject to the limitations described above) in combination with each other to adjust the risk and return characteristics of the overall positions. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

U.S. Treasury Securities

        Each Fund may invest in U.S. Treasury Securities as “cover” for the investment techniques the Fund employs. Each Fund may also invest in U.S. Treasury Securities as part of a cash reserve or for liquidity purposes and the Prudent Global Income Fund may also invest in U.S. Treasury securities as part of its principal investment strategy. U.S. Treasury Securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury Securities differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate- and long-term U.S. Treasury Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Treasury Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. Treasury Securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities.

        U.S. Treasury Securities may be purchased at a discount. Such securities, when retired, may include an element of capital gain. Capital gains or losses also may be realized upon the sale of U.S. Treasury Securities.

Warrants and Convertible Securities

        Each Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

        Each Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each Fund may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.”

        Investments in convertible securities rated less than investment grade (“high yield convertible securities”) are subject to a number of risk factors. The market for high yield convertible securities is subject to substantial volatility. Issuers of high yield convertible securities may be of low creditworthiness and the high yield convertible securities are likely to be subordinated to the claims of senior lenders. The secondary market for high yield convertible securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Funds to value accurately such securities or dispose of them.

Money Market Instruments

        Each Fund may invest in cash and money market securities. The Fund may do so to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Funds invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

        Each Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

        Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price the Fund would suffer a loss. The Funds also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

        Each Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

Foreign Securities and American Depository Receipts

        Each of the Funds may invest in common stocks of foreign issuers which are publicly traded on U.S. exchanges or in the U.S. over-the-counter market either directly or in the form of American Depository Receipts (“ADRs”). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Dividends and interest on foreign securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

        The Funds will invest only in ADRs which are “sponsored”. Sponsored facilities are based on an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices and other communications.

        Foreign securities held by the Prudent Global Income Fund may be held by foreign subcustodians that satisfy certain eligibility requirements. However foreign subcustodian arrangements are significantly more expensive than domestic custody.

Foreign Currency Considerations

        Even though the Funds may hold securities denominated or traded in foreign currencies, a Fund’s performance is measured in terms of U.S. dollars, which may subject the Fund to foreign currency risk. Foreign currency risk is the risk that the U.S. dollar value of foreign securities (and any income generated therefrom) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Therefore, the net asset value of a Fund may go up or down as the value of the dollar rises or falls compared to a foreign currency. To manage foreign currency fluctuations or facilitate the purchase and sale of foreign securities for a Fund, the Adviser may engage in foreign currency transactions involving (1) the purchase and sale of forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date); (2) options on foreign currencies; (3) currency futures contracts; or (4) options on currency futures contracts. Although a Fund may use foreign currency transactions to protect against adverse currency movements, foreign currency transactions involve the risk that the Adviser may not accurately predict the currency movements, which could adversely affect a Fund’s total return.

        A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

        When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, a Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

        When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the portfolio securities of a Fund denominated in such foreign currency (“position hedging”). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporates these prospects into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

        At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

        If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when a Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

        Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund’s securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceed the amount of foreign currency the Fund is obligated to deliver. Each Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

        Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

        A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed earlier in the Statement of Additional Information. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

DISCLOSURE OF PORTFOLIO HOLDINGS

Fund Service Providers – Fund Administrator, Independent Registered Public Accounting Firm and Custodian.

        The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolios on a daily basis. For example, the Funds’ administrator is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of each Fund. The Funds also undergo an annual audit which requires the Funds’ independent registered public accounting firm to review each Fund’s portfolio. In addition to the Funds’ administrator, the Funds’ custodian also maintains an up-to-date list of each Fund’s holdings. Each of these parties is contractually and/or ethically prohibited from sharing the Funds’ portfolios unless specifically authorized by the Funds.

Rating and Ranking Organizations.

        The Funds may provide their entire portfolios to the following rating and ranking organizations:

U.S. Bancorp Fund Services, LLC Morningstar, Inc. Lipper, Inc. Standard & Poor’s Ratings Group Bloomberg L.P.

        The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information.

        The Funds may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.

Website Disclosure.

        The Funds publish their top ten positions at the end of each calendar quarter on its website (www.prudentbear.com). This information is updated approximately 15 to 30 business days following the end of each quarter. It is available to anyone that visits the website.

DIRECTORS AND OFFICERS OF THE CORPORATION

        As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors.

Directors’ and Officers’ Information

        Certain important information regarding each of the officers and directors of the Corporation (including their principal occupations for at least the last five years) is set forth below. The Funds and the Prudent Bear Large Cap Fund form a “Fund Complex” as defined in the Act.

Name, Address and Age	Position(s) Held with the Corporation	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors*
David W. Tice *	Director,	Director - Indefinite,	President and Chief	2	Prudent Global
43-46 Norre Gade	President and	since 1995	Compliance Officer of		Gold Fund,
Suite 137	Treasurer	President - 1 yr term,	David W. Tice &		Prudent Global
Charlotte Amalie		since 1995	Associates, LLC, the		Natural
St. Thomas, USVI 00802		Treasurer - 1 yr term,	adviser of the Funds;		Resources
		since 1995	President of David W.		Offshore Fund,
Age: 50			Tice & Assoc., Inc.,		Ltd.
BTN Research, Inc.
and Behind the
Numbers, LLC;
Partner & Employee,
ISS, LLLP
Gregg Jahnke *	Director, Vice	Director - Indefinite,	Analyst, Senior	2	None
8140 Walnut Hill	President,	since 1995 **	strategist, and Chief
Lane, Suite 300,	Secretary,	Vice President - 1 yr	Compliance Officer for
Dallas, Texas 75231	Chief Compliance	term, since 1995	David W. Tice &
Age 46	Officer	Secretary - 1 yr term,	Assoc., Inc.
since 1995

* "Interested" directors are directors who are deemed to be "interested persons" (as defined in the Act) of the Corporation. Mr. Tice is an interested director because of his ownership in the Adviser and because he is an officer of the Corporation. Mr. Jahnke is an interested director because he is an employee of the Adviser and an officer of the Corporation.

** Mr. Jahnke resigned as a director effective June 30, 2002 in order for the Corporation to comply with certain Securities and Exchange Commission regulations requiring the Funds to have a majority of their directors consist of persons who are not interested persons of the Corporation. Mr. Jahnke was re-elected on September 23, 2002.

Name, Address and Age	Position(s) Held with the Corporation	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors*
David Eric Luck	Director	Since 1995	CEO of Redstone Oil & Gas	2	None
9223 Club Glen			Company
Drive, Dallas,		Indefinite
Texas 75243		term
Age 50
Elwyn Kim Evans	Director	Since 2000	Private investor	2	None
1829 Claridge
Court, Maitland,		Indefinite
Florida 32789		term
Age 59
Edmund M. McCarthy	Director	Since 2002	Principal, President and CEO	2	None
6060 SW 85th			of Financial Risk Management
Street, Miami, FL	Indefinite		Advisors Co.
33143
Age 69

* “Independent” directors are directors who are not deemed to be “interested persons” (as defined in the Act) of the Corporation.

Equity Ownership of Directors

        The following table sets forth the dollar range of equity securities beneficially owned by each director in each of the Funds as of December 31, 2004 (the Prudent Bear Large Cap Fund has not yet commenced operations), which is also the valuation date:

Name	Dollar Range of Equity Securities in the Prudent Bear Fund	Dollar Range of Equity Securities in the Prudent Global Income Fund	Dollar Range of Equity Securities in the Prudent Bear Large Cap Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
Interested Directors
David W. Tice	None	None	N.A.	None
Gregg Jahnke	None	None	N.A.	None
Independent Directors
David Eric Luck	Over $100,000	Over $100,000	N.A.	Over $100,000
Elwyn Kim Evans	Over $100,000	None	N.A.	Over $100,000
Edmund M. McCarthy	$10,001 - $50,000	$10,001 - $50,000	N.A.	$10,001 - $50,000

*The “Family of Investment Companies” includes the Funds and the Prudent Bear Large Cap Fund.

Compensation

        The Corporation’s standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $3,000 for each meeting of the Board of Directors attended. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

        The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended September 30, 2004:

COMPENSATION TABLE
Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors*
Interested Directors
David W. Tice	$0	$0	$0	$0
Gregg Jahnke	$0	$0	$0	$0
Independent Directors
David Eric Luck	$7,500	$0	$0	$7,500
Elwyn Kim Evans	$7,500	$0	$0	$7,500
Edmund M. McCarthy	$7,500	$0	$0	$7,500

* The Funds and the Prudent Bear Large Cap Fund are the only investment companies in the Fund Complex.

Committees

        The Corporation’s Board of Directors has created an Audit Committee, whose members are Messrs. Luck, McCarthy and Evans. The primary functions of the Audit Committee are to select the independent auditors to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Corporation’s internal controls and to review certain other matters relating to the Corporation’s independent auditors and financial records. The Corporation’s Board of Directors has no other committees. The Corporation’s Audit Committee met twice during the fiscal year ended September 30, 2004.

Board Approval of Investment Advisory Agreement

        In approving the investment advisory agreement entered into between the Corporation and the Adviser with respect to each Fund (the “Advisory Agreement”), the Board of Directors considered a number of factors, including, but not limited to, the following:

•	the nature and quality of the services offered by the Adviser;

•	the personnel, operations and financial condition of the Adviser; and

•	the investment management capabilities, methodologies and performance of the Adviser.

        Based upon its review, the Board of Directors concluded that it would be in the best interests of the Funds to continue the Advisory Agreement, Key to this conclusion were the following determinations: (1) the investment methodologies of the Adviser fit well with each Fund’s investment policies; (2) the Adviser has the capabilities, resources and personnel necessary to manage the Funds effectively, and has done so to date; and (3) based on the services the Adviser renders under the Advisory Agreement, the compensation payable to the Adviser is fair and reasonable.

        The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.” None of the directors who are independent, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Proxy Voting Policy

        Each Fund has delegated proxy voting decisions on securities held in the Fund’s portfolio to the Adviser. The Adviser has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) that sets forth its proxy voting policy and related procedures. When the Adviser votes proxies for its clients, including the Prudent Bear Fund and the Prudent Global Income Fund, the Adviser generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or sells the stock prior to the meeting). The Adviser believes that following the “Wall Street Rule” is consistent with the economic best interests of the Funds. Consistent with its duty of care the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest.

        There may be instances where the interests of the Adviser may conflict or appear to conflict with the interests of a Fund. In such situations the Adviser will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy, the “Wall Street Rule,” but only after disclosing any such conflict to the Corporation’s Board of Directors prior to voting and affording such Fund the opportunity to direct the Adviser in the voting of such securities.

        Information on how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ended June 30 is available at the Funds’ website at http://www.prudentbear.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

Code of Ethics

        The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. The code of ethics prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Funds or is being purchased or sold by the Funds.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        Set forth below are the names and addresses of all holders of the shares of the Prudent Bear Fund and the Prudent Global Income Fund who as of December 31, 2004 held of record more than 5% of a Fund’s then outstanding shares. The shares owned by Charles Schwab & Co., Inc., National Financial Services Corp. and National Investor Services Corp. were owned of record only. The Corporation knows of no other person who beneficially owned 5% or more of either Fund’s outstanding shares. At December 31, 2004, all officers and directors of the Corporation as a group (5 persons) beneficially owned less than 1% of the outstanding shares of the Prudent Bear Fund and the Prudent Global Income Fund.

Prudent Bear Fund
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94104-4122	17,615,334	24.83%
National Financial Services Corp.
One World Financial Center
200 Liberty Street
New York, NY 10281-1003	12,471,733	17.58%
National Investor Services Corp.
55 Water Street - Floor 32
New York, NY 10041-0028	3,795,172	5.35%
Prudent Global Income Fund
Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94104-4122	13,087,169	28.40%
National Financial Services Corp.
One World Financial Center
200 Liberty Street
New York, NY 10281-1003	9,700,311	21.05%
National Investor Services Corp.
55 Water Street - Floor 32
New York, NY 10041-0028	4,673,864	10.14%

INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT,
ACCOUNTING SERVICES AGENT AND PRINCIPAL UNDERWRITER

        The investment adviser to each Fund is David W. Tice & Associates, LLC, 43-46 Norre Gade, Suite 137, Charlotte Amalie, St. Thomas, U.S. Virgin Islands 00802. The Adviser is controlled by David W. Tice, its President and sole member.

        Pursuant to the Advisory Agreement, the Adviser furnishes continuous investment advisory services to each Fund. The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund. Under the Advisory Agreement, the Adviser, at its own expense and without separate reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds and maintaining their organization; bears all sales and promotional expenses of the Funds, other than distribution expenses paid by the Funds pursuant to the Funds’ Service and Distribution Plans, and expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not officers of the Corporation). For the foregoing, the Adviser receives from the Prudent Bear Fund a monthly fee based on such Fund’s average daily net assets at the annual rate of 1.25%, and from the Prudent Global Income Fund a monthly fee based on such Fund’s average daily net assets at the annual rate of 0.75%. During the fiscal years ended September 30, 2004, 2003 and 2002, the Prudent Bear Fund incurred advisory fees of $6,131,100, $6,112,224 and $3,120,967, respectively. During the fiscal years ended September 30, 2004, 2003 and 2002, the Prudent Global Income Fund incurred advisory fees of $3,939,092, $2,172,455 and $422,675, respectively.

        Each Fund pays all of its expenses not assumed by the Adviser, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions and expenses incurred in connection with portfolio transactions. The Corporation also pays the fees of directors who are not officers of the Corporation, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating net asset values and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

        The Adviser has undertaken to reimburse each Fund to the extent that its aggregate annual operating expenses, including the investment advisory fee, but excluding interest, dividends on short positions, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Funds are qualified for sale or, if the states in which the shares of the Funds are qualified for sale impose no such restrictions, 3%. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Funds. Additionally, the Adviser voluntarily reimbursed the Prudent Global Income Fund during the fiscal year ended September 30, 2002 to the extent aggregate annual operating expenses as described above exceeded 1.50% of the Prudent Global Income Fund’s daily net assets and has agreed for subsequent fiscal years to continue to reimburse the Prudent Global Income Fund to the extent aggregate annual operating expenses in each such year as described above exceed 1.50% of the Prudent Global Income Fund’s daily net assets. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed the Prudent Global Income Fund for excess expenses, the Prudent Global Income Fund’s expenses, as a percentage of its average net assets, are less than 1.50%, the Prudent Global Income Fund shall repay to the Adviser the amount the Adviser reimbursed the Prudent Global Income Fund; provided, however, that the Prudent Global Income Fund’s expense ratio shall not exceed 1.50%. During the fiscal years ended September 30, 2004, 2003 and 2002, the Adviser was not required to reimburse the Prudent Bear Fund for excess expenses. During the fiscal year ended September 30, 2002, the Adviser reimbursed the Prudent Global Income Fund $30,867 for excess expenses. During the fiscal years ended September 30, 2004 and 2003, the Adviser was not required to reimburse the Prudent Global Income Fund (during the fiscal year ended September 30, 2004, pursuant to the Advisory Agreement, the Prudent Global Income Fund repaid the Adviser for previous years reimbursements in an amount equal to $181,187).

        Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund’s shareholders on sixty (60) days’ written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

        Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

        The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”). Pursuant to separate Fund Administration Servicing Agreements entered into between the Corporation and the Administrator relating to each Fund (the “Administration Agreements”), the Administrator maintains the books, accounts and other documents required by the Act, responds to shareholder inquiries, prepares each Fund’s financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps up and maintains each Fund’s financial and accounting records and generally assists in all aspects of the Funds’ operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator will receive from (i) the Prudent Bear Fund a fee, paid monthly, at an annual rate of .084% of the first $200,000,000 of such Fund’s average net assets, .06% of the next $300,000,000 of such Fund’s average net assets, .048% of the next $500,000,000 of such Fund’s average net assets, and .036% of such Fund’s average net assets in excess of $1,000,000,000; and (ii) from the Prudent Global Income Fund a fee, paid monthly, at an annual rate of .08% of the first $200,000,000 of each such Fund’s average net assets, ..06% of the next $300,000,000 of each such Fund’s average net assets, .05% of the next $500,000,000 of such Fund’s average net assets, and .04% of each such Fund’s average net assets in excess of $1,000,000. Notwithstanding the foregoing, the Administrator’s minimum annual fee is $54,000 for the Prudent Bear Fund and $45,000 for the Prudent Global Income Fund. Each Administration Agreement will remain in effect until terminated by either party. Each Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days’ written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days’ written notice to the Corporation. The total fees incurred by the Prudent Bear Fund pursuant to its Administration Agreement for the fiscal years ended September 30, 2004, 2003 and 2002, were $426,004, $438,613 and $225,511, respectively. The total fees incurred by the Prudent Global Income Fund pursuant to its Administration Agreement for the fiscal years ended September 30, 2004, 2003 and 2002, were $348,663, $211,648 and $55,666, respectively.

        Under the Administration Agreements, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

        U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the assets of the Prudent Bear Fund and the Prudent Global Income Fund pursuant to Custody Agreements. Under the Custody Agreements, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to each Fund concerning each Fund’s operations.

        U.S. Bancorp Fund Services, LLC also serves as transfer agent and dividend disbursing agent for the Funds under separate Shareholder Servicing Agent Agreements. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to shareholders of each Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds.

        In addition the Corporation has entered into Fund Accounting Servicing Agreements with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees from (i) the Prudent Bear Fund, payable monthly, based on the total annual rate of $31,250 for the first $40 million in average net assets of the Fund, ..025% on the next $200 million of average net assets, and .0125% on average net assets exceeding $240 million (subject to an annual minimum of $31,250); and (ii) the Prudent Global Income Fund, payable monthly, based on the total annual rate of $42,000 for the first $100 million in average net assets of the Fund, .03% on the next $200 million of average net assets, and .015% on average net assets exceeding $300 million (subject to an annual minimum of $42,000). U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. For the fiscal years ended September 30, 2004, 2003 and 2002, the Prudent Bear Fund incurred fees of $127,296, $133,012 and $99,902, respectively, pursuant to its Fund Accounting Servicing Agreement. For the fiscal years ended September 30, 2004, 2003 and 2002, the Prudent Global Income Fund incurred fees of $140,096, $100,878 and $47,443, respectively, pursuant to its Fund Accounting Servicing Agreement.

        In November 2002, the Funds entered into a Distribution Agreement with Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC, pursuant to which Quasar serves as principal underwriter for the Funds. Its principal business address is 615 East Michigan Street, Milwaukee, WI 53202. Quasar Distributors, LLC sells the Funds’ shares on a best efforts basis. Shares of the Funds are offered continuously. The Funds did not pay any underwriting commissions to Quasar Distributors, LLC during the fiscal years ended September 30, 2003 and 2004.

DETERMINATION OF NET ASSET VALUE

        The net asset value of each Fund will normally be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning. The staff of the Securities and Exchange Commission considers the New York Stock Exchange to be closed on any day when it is not open for trading the entire day. On those days the Funds may, but are not obligated to, determine their net asset values. The net asset value of the Prudent Bear Fund is calculated separately for the No Load Shares and the Class C Shares by adding the value of all portfolio securities and other assets that are allocated to the No Load Shares or Class C Shares, as the case may be, subtracting the liabilities charged to the No Load Shares or Class C Shares, as the case may be, and dividing the result by the number of outstanding shares of the No Load Shares or the Class C Shares, as the case may be. The No Load Shares and the Class C Shares bear differing class-specific expenses, such as 12b-1 fees. The Prudent Global Income Fund currently offers only one class of shares, No Load Shares.

        Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when the New York Stock Exchange is not open and a Fund’s net asset value is not calculated. When determining net asset value, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 3:00 P.M. Central Time. Unless material, as determined by the Adviser under the supervision of the Board of Directors, events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the New York Stock Exchange will not be reflected in such net asset value.

        Common stocks and securities sold short that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks and securities sold short that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. Common stocks and securities sold short that are listed on an exchange or traded on the Nasdaq National Market or the Nasdaq Smallcap Market but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Unlisted equity securities for which market quotations are readily available are valued at the average of the current bid and asked prices. Options purchased or written by a Fund are valued at the average of the current bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be moved if the market makes a limit move in which event the futures contract will be valued at its fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors. Debt securities are valued at the latest bid prices furnished by independent pricing services.

        Other assets and securities for which no quotations are readily available (or which are deemed unreliable) are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

        The Funds price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, they may price these securities at the average of the current bid and asked prices of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Funds do not have any of these alternatives available to them or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Adviser in accordance with procedures approved by the Board of Directors of the Corporation will establish a conversion rate for such currency.

DISTRIBUTION OF SHARES

        The Corporation has adopted three Service and Distribution Plans (the “Plans”). There is a Plan for each class of shares of the Corporation (i.e. for the No Load Shares of the Prudent Bear Fund and the Prudent Global Income Fund and for the Class C Shares of the Prudent Bear Fund). The Plans were adopted in anticipation that the Funds will benefit from the Plans through increased sales of shares, thereby reducing each Fund’s expense ratio and providing the Adviser with greater flexibility in management. The two Plans for the No Load Shares authorize payments by each Fund in connection with the distribution of its No Load Shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund’s average daily net assets. The Plan for the Class C Shares authorizes payments by the Prudent Bear Fund in connection with the distribution of its Class C Shares at an annual rate, as determined from time to time by the Board of Directors, of up to 1.00% of a Fund’s average daily net assets. Amounts paid under a Plan by a Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one which a Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

        Each Plan may be terminated by any Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of either the applicable Fund’s No Load Shares with respect to its Plan or the Prudent Bear Fund’s Class C Shares with respect to its Plan. Messrs. Luck, McCarthy and Evans are currently the Rule 12b-1 Directors. Any change in a Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires approval of the Board of Directors, including the Rule 12b-1 Directors, and a majority of the applicable Fund’s No Load Shares with respect to its Plan and a majority of the Prudent Bear Fund’s Class C Shares with respect to its Plan.

        While the Plans are in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plans quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plans will continue in effect for as long as their continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. During the fiscal year ended September 30, 2004, pursuant to the Prudent Bear Fund’s Plan for the No Load Shares, the Prudent Bear Fund (a) incurred fees of $1,193,316, $10,506 of which were used to pay printing and mailing expenses, $169,061 of which were used to pay advertising expenses and $1,013,749 of which were used to pay selling dealers (Quasar Distributors, LLC did not retain any of these fees); and (b) accrued fees of $154,740 to be paid in fiscal year 2005, $40,167 of which are to be retained by Quasar. During the fiscal year ended September 30, 2004, pursuant to the Prudent Bear Fund’s Plan for the Class C Shares, the Prudent Bear Fund (a) incurred fees of $132,591 pursuant to its Plan for the Class C Shares, $1,167 of which were used to pay printing and mailing expenses, $18,785 of which were used to pay advertising and $112,639 of which were used to pay selling dealers (Quasar Distributors, LLC did not retain any of these fees); and (b) did not accrue any fees to be paid in fiscal year 2005. During the fiscal year ended September 30, 2004, pursuant to the Prudent Global Income Fund’s Plan, the Prudent Global Income Fund (a) incurred fees of $1,211,140 pursuant to its plan, $9,299 of which were used to pay printing and mailing expenses, $75,911 of which were used to pay advertising expenses and $1,125,930 of which were used to pay selling dealers (Quasar Distributors, LLC did not retain any of these fees) ; and (b) accrued fees of $157,617 to be paid in fiscal year 2005, $43,167 of which are to be retained by Quasar.

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

        The Funds offer an automatic investment option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account on the schedule (e.g., monthly, bimonthly [every other month], or quarterly) the shareholder selects. The minimum transaction amount is $100.

        The Funds offer a telephone purchase option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Provided the purchase order is properly and timely received, shares will be purchased at the net asset value calculated on the day the purchase order is placed. The minimum amount that can be transferred by telephone is $100.

REDEMPTION OF SHARES

        A shareholder’s right to redeem shares of the Funds will be suspended and the right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

        The Funds impose a 1.00% redemption fee on the value of No Load Shares redeemed less than one month after purchase. The redemption fee will not apply to (a) shares purchased through reinvested distributions (dividends and capital gains); (b) shares held in employer-sponsored retirement plans, such as 401(k) plans, but will apply to IRA accounts; or (c) through the systematic withdrawal plan. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the respective Fund.

        In calculating whether a redemption of a Fund’s No Load Shares is subject to a redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current net asset value of the shares as of the redemption date.

SYSTEMATIC WITHDRAWAL PLAN

        An investor who owns shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Corporation or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor’s signature should be Medallion guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

        The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more frequently than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

        Withdrawal payments cannot be considered as yield or income on the investor’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor’s account.

        The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying U.S. Bancorp Fund Services, LLC in writing thirty (30) days prior to the next payment.

ALLOCATION OF PORTFOLIO BROKERAGE

        Each Fund’s securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation’s Board of Directors. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Corporation’s Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. “markups” when a market maker sells a security and “markdowns” when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

        In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Funds and the other accounts as to which it exercises investment discretion. Brokerage commissions paid by the Prudent Bear Fund during the fiscal year ended September 30, 2002 were $5,094,464 on total transactions of $2,158,760,575; brokerage commissions paid by the Prudent Bear Fund during the fiscal year ended September 30, 2003 were $4,443,777 on total transactions of $2,689,882,962; and brokerage commissions paid by the Prudent Bear Fund during the fiscal year ended September 30, 2004 were $3,964,504 on total transactions of $2,345,300,569. During the fiscal year ended September 30, 2004 brokerage commissions paid by the Prudent Bear Fund to brokers who provided research services were $782,866 on total transactions of $406,682,626. During the fiscal year ended September 30, 2004, $429,682 in brokerage credits were generated. Brokerage commissions paid by the Prudent Global Income Fund during the fiscal year ended September 30, 2002 were $68,075 on total transactions of $129,336,050; brokerage commissions paid by the Prudent Global Income Fund during the fiscal year ended September 30, 2003 were $357,834 on total transactions of $1,155,153,020; and brokerage commissions paid by the Prudent Global Income Fund during the fiscal year ended September 30, 2004 were $411,459 on total transactions of $1,618,685,017. During the fiscal year ended September 30, 2004 brokerage commissions paid by the Prudent Global Income Fund to brokers who provided research services were $76,847 on total transactions of $14,809,997. During the fiscal year ended September 30, 2004, $49,861 in brokerage credits were generated.

TAXES

        This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

Taxation as Regulated Investment Company

        Each Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Prudent Bear Fund and the Prudent Global Income Fund have each so qualified in each of their fiscal years.

        In order to qualify as a regulated investment company under Subchapter M, each Fund must have at least 90% of its annual gross income derived from qualified sources and each Fund must have at least 50% of its assets invested in qualified assets for each quarter during a fiscal year, in addition to meeting other Code requirements. Certain investment activity of the Funds related to gold and precious metals may result in gross income that does not qualify for the 90% annual gross income requirement and may result in the Fund holding assets that do not qualify for the 50% quarterly asset test.

        To reduce the risk that a Fund’s investments in gold, futures on gold, options on gold futures, and similar investments in other precious metals may result in the Fund’s failure to satisfy the requirements of Subchapter M, the Adviser will endeavor to manage each Fund’s portfolio so that (i) less than 10% of the Fund’s gross income each year will be derived from such investments, and (ii) less than 50% of the value of a Fund’s assets, at the end of each quarter, will be invested in such assets.

        If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of such a Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Tax Character of Distributions and Redemptions

        Each Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income and short-term capital gains are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder’s holding period for the shares. Distributions from each Fund are taxable to investors, whether received in cash or in additional shares of the Fund.

        Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

        Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Tax Character of Option and Straddle Transactions

        If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If such an option is closed by a Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder’s right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

        With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund’s holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

        The Funds may utilize options on stock indexes. Options on “broadbased” stock indexes are classified as “nonequity options” under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter “blended gain or loss”). In addition, any nonequity option held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. These tax considerations may have an impact on investment decisions made by the Fund.

        The trading strategies of the Funds may constitute “straddle” transactions. Straddles may affect the short-term or long-term holding period of certain investments for distribution characterization, and may cause the postponement of recognition of losses incurred in certain closing transactions for tax purposes.

Capital Loss Carryover

        As of September 30, 2004, the Prudent Bear Fund had an accumulated net realized capital loss carryover of $2,974,983 expiring in 2011 and $90,004,020 expiring in 2012. To the extent the Prudent Bear Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

Foreign Withholding Taxes

        The Prudent Bear Fund and the Prudent Global Income Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on either Fund’s investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of any taxable year consist of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by it that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by such Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income.

        If the pass through election described above is made, the source of such Fund’s income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source “passive income.” For this purpose, foreign “passive income” includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by such Fund.

        The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

        Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by such Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) the foreign taxes paid; and (ii) such Fund’s dividends and distributions that represent income derived from foreign sources.

Passive Foreign Investment Companies

        Each Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”), if that stock is a permissible investment. In general, a foreign company is classified as a PFIC if it meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Unless a Fund makes a “QEF election” or a “mark to market” election as described below, the Fund generally will be subject to an interest charge in addition to federal income tax (at ordinary income rates) on (i) any “excess distribution” received on the stock of a PFIC, or (ii) any gain from disposition of PFIC stock that was acquired in an earlier taxable year. This interest charge and ordinary income tax treatment will apply even if the Fund distributes such income as a taxable dividend to its shareholders. Any portion of a PFIC distribution that is not an “excess distribution”, will be included in the Funds’ investment company taxable income and, accordingly, will not be taxable to the Funds to the extent they distribute that income to their shareholders.

        A Fund may avoid the imposition of the interest charge and other adverse tax consequences of PFIC status described above if the Fund makes an election to treat the particular PFIC as a “qualified electing fund” (a “QEF”), and if this election is made for the first taxable year in which the Fund owns stock of such PFIC. If a Fund invests in a PFIC and makes such a QEF election, the interest charge and other adverse tax consequences of PFIC status described above will not apply with respect to such PFIC. Instead, the Fund will be required to include in the Fund’s income each year the Fund’s pro rata share of the QEF’s annual ordinary earnings and net capital gain (which such Fund may have to distribute to satisfy the distribution requirement under Subchapter M (“Distribution Requirement”), even if the QEF does not distribute those earnings and gain to the Fund). In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

        A Fund may also avoid the imposition of the interest charge and other adverse tax consequences of PFIC status described above if the Fund makes a “mark to market” election with respect to the stock of a particular PFIC, and if this election is made for the first taxable year in which the Fund owns stock of such PFIC. “Marking-to-market,” in this context, means including in the Fund’s ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The QEF election and the mark-to-market election may accelerate the recognition of income by a Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments to meet its Distribution Requirement (including when it may not be advantageous for a Fund to liquidate such investments), which may accelerate the recognition of gain and affect a Fund’s total return.

Backup Withholding

        The Funds may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Funds with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

SHAREHOLDER MEETINGS

        The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Act.

        The Corporation’s Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

        Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

        If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

        After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

        The Corporation’s Articles of Incorporation permit the Board of Directors to issue 1,000,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify or reclassify any unissued shares of common stock. Currently the Corporation has authorized three portfolios, the Prudent Bear Fund, the Prudent Global Income Fund and the Prudent Bear Large Cap Fund. The Prudent Bear Fund has two classes, the No Load Shares and the Class C Shares. The Prudent Global Income Fund and the Prudent Bear Large Cap Fund have one class only, the No Load Shares. Of the 1,000,000,000 shares of common stock authorized, 250,000,000 have been designated for each of the four classes.

        Each class of shares of each Fund are fully paid and non-assessable; have no preferences as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Each class of shares bears differing class specific expenses such as 12b-1 fees. Each class of shares of each Fund have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by each class or Fund, except where class voting rights (i.e. by Fund or class) is required by Maryland law or the Act.

        The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

DESCRIPTION OF SECURITIES RATINGS

        Each of the Funds may invest in commercial paper and commercial paper master notes assigned ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”). A brief description of the ratings symbols and their meanings follows.

        Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

        A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated “A-1".

        A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

        Moody’s Investors Service, Inc Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

        Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Prime-1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3 — Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        The Prudent Global Income Fund may invest in debt securities of foreign countries rated AAA or AA by Standard & Poor’s.

        Standard & Poor’s Characteristics of Sovereign Debt of Foreign Countries.

AAA	Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

Prosperous and resilient economies, high per capita incomes.

Low fiscal deficits and government debt, low inflation.

Low external debt.

AA	Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

Tightly integrated into global trade and financial system.

Differ from AAAs only to a small degree because:

•	Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).

•	More variable fiscal deficits, government debt and inflation.

•	Moderate to high external debt.

A	Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change.

Established trend of integration into global trade and financial system.

Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).

Usually rapid growth in output and per capita incomes.

Manageable through variable fiscal deficits, government debt and inflation.

Usually low but variable debt.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, has been selected as the independent registered public accounting firm for each of the Funds. As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Funds.

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